ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS
NOTE 2.    ACQUISITIONS
2011 Acquisitions
Edge Oilfield Services, LLC and Summit Oilfield Services, LLC (collectively, “Edge”).    On August 5, 2011, we completed the acquisition of Edge. We accounted for this acquisition as a business combination. The results of operations for Edge have been included in our consolidated financial statements from the acquisition date.
The total consideration for the acquisition was approximately $305.9 million consisting of approximately 7.5 million shares of our common stock and approximately $187.9 million in cash, which included $26.3 million to reimburse Edge for growth capital expenditures incurred between March 1, 2011 and the date of closing, net of working capital adjustments of $1.8 million. Edge primarily rents frac stack equipment used to support hydraulic fracturing operations and the associated flowback of frac fluids, proppants, oil and natural gas. It also provides well testing services, rental equipment such as pumps and power swivels, and oilfield fishing services. This transaction complements our existing fishing and rental services business and significantly increases our fleet of rental equipment. The acquisition-date fair value of the consideration transferred totaled $305.9 million which consisted of the following (in thousands):

Cash	$189,696
Key common stock	117,919
Consideration transferred	$307,615
Working capital adjustment	(1,752)
Total	$305,863

The fair value of the 7.5 million common shares issued was $15.62 per share based on the closing price on the acquisition date (August 5, 2011). We finalized the purchase accounting related to this acquisition as of June 30, 2012. The following table summarizes the fair values of the assets acquired and liabilities assumed.

(in thousands)
At August 5, 2011:
Cash and cash equivalents	$886
Accounts receivable	21,124
Other current assets	234
Property and equipment	87,185
Intangible assets	49,310
Other long term assets	3,826
Total identifiable assets acquired	162,565
Current liabilities	19,406
Total liabilities assumed	19,406
Net identifiable assets acquired	143,159
Goodwill	162,704
Net assets acquired	$305,863

Of the $49.3 million of acquired intangible assets, $40.0 million was assigned to customer relationships that will be amortized as the value of the relationships are realized using expected rates of 12.5%, 30.0%, 30.0%, 11.0%, 6.4%, 3.8%, 2.5%, 1.7%, 1.2%, and 0.8% from 2011 through 2020. In addition, $5.1 million of acquired intangible assets was assigned to tradenames which are not amortized. The remaining $4.2 million of acquired intangible assets were assigned to non-compete agreements that will be amortized on a straight-line basis over 38 months.
The fair value and gross contractual amount of accounts receivable acquired on August 5, 2011 was $21.1 million. We do not expect any of these receivables to be uncollectible.
All of the goodwill acquired was assigned to our fishing and rental business, which is part of our U.S. reportable segment. We believe the goodwill recognized is attributable primarily to the acquired workforce and expansion of a growing service line. All of the goodwill is expected to be deductible for income tax purposes. The fair value of the acquired goodwill is preliminary pending receipt of the final valuation.
Transaction costs related to this acquisition were $3.6 million for the year ended December 31, 2011, and are included in general and administrative expenses on the consolidated statements of operations.
Included in our consolidated statements of operations for the year ended December 31, 2011, related to this acquisition are revenues of $52.5 million and operating income of $14.7 million from the acquisition date through December 31, 2011.
The following represents the pro forma consolidated income statement as if the Edge acquisition had been included in our consolidated results as of January 1, 2010 for the years ended December 31, 2011 and 2010:

	Year Ended December 31,
	2011	2010
	(unaudited) (in thousands, except per share amounts)
REVENUES	$1,803,768	$1,130,854
COSTS AND EXPENSES:
Direct operating expenses	1,115,770	773,701
Depreciation and amortization expense[1]	176,298	149,930
General and administrative expenses[2]	227,652	198,973
Operating income	284,048	8,250
Loss on early extinguishment of debt	46,451	—
Interest expense, net of amounts capitalized	42,389	43,688
Other (income) expense, net	(7,585)	613
Income (loss) from continuing operations before tax	202,793	(36,051)
Income tax (expense) benefit[3]	(76,169)	15,285
Income (loss) from continuing operations	126,624	(20,766)
Income from discontinued operations, net of tax	(10,303)	95,113
Net income	116,321	74,347
Loss attributable to noncontrolling interest	(806)	(3,146)
INCOME ATTRIBUTABLE TO KEY	$117,127	$77,493
Earnings per share attributable to Key:
Basic	$0.79	$0.57
Diluted	$0.79	$0.57
Weighted average shares outstanding[4]:
Basic	150,397	136,917
Diluted	150,705	136,917

Pro Forma Adjustments

[1]
Depreciation and amortization expense for all periods has been adjusted to reflect the additional expense that would have been charged assuming the fair value adjustments to property and equipment and intangible assets had been applied on January 1, 2010.

[2]	General and administrative expenses for the years ended December 31, 2011 and 2010 have been adjusted for 3.6 million of transaction costs. The costs were removed from 2011 and included in 2010.

[3]	Income tax (expense) benefit for all periods has been adjusted to reflect applicable corporate tax as if Edge had been acquired and converted from its LLC status on January 1, 2010.

[4]	Weighted average shares outstanding has been adjusted to reflect the issuance of shares in the Edge transaction as if the transaction occurred on January 1, 2010.
These unaudited pro forma results, based on assumptions deemed appropriate by management, have been prepared for informational purposes only and are not necessarily indicative of our results if the acquisition had occurred on January 1, 2010 for the years ended December 31, 2011 and 2010. These amounts have been calculated after applying our accounting policies and adjusting the results of Edge as if these changes had been applied on January 1, 2010, together with the consequential tax effects.
Equity Energy Company (“EEC”).    In January 2011, we acquired 10 saltwater disposal (“SWD”) wells from EEC for approximately $14.3 million. Most of these SWD wells are located in North Dakota. We accounted for this purchase as an asset acquisition.
2010 Acquisitions
Enhanced Oilfield Technologies, LLC (“EOT”).    In December 2010, we acquired 100% of the equity interests in EOT, a privately held oilfield technology company, for a cash payment of $11.7 million and a performance earn-out equal to 8% of adjusted revenue over five years from the acquisition date. We have estimated our liability under the earn-out agreement to be $2.8 million. We accounted for this acquisition as a business combination. The acquired business was at the time of acquisition, and continues to be, in the developmental stage. The goodwill acquired of $10.1 million was assigned to fishing and rental services, which is included in our U.S. reportable segment. The acquired intangible asset of $4.4 million was assigned to developed technology and will be amortized on a straight line basis over a period of 20 years. We finalized the third-party valuations of the intangible assets during the fourth quarter of 2011, and our acquisition accounting is final.
Five J.A.B., Inc. and Affiliates (“5 JAB”).    In November 2010, we acquired 13 rigs and associated equipment from 5 JAB for cash consideration of approximately $14.6 million. We have accounted for this acquisition as a business combination. The goodwill acquired was assigned to rig-based services and is included in our U.S. reportable segment. We completed the valuations of the property and equipment and intangible assets acquired during the second quarter of 2011, and our acquisition accounting is final.
OFS Energy Services, LLC (“OFS”).    In October 2010, we acquired certain subsidiaries, together with associated assets, owned by OFS, an oilfield services company owned by ArcLight Capital Partners, LLC. The total consideration for the acquisition was 15.8 million shares of our common stock and a cash payment of $75.9 million including a final working capital adjustment of $0.1 million. We accounted for this acquisition as a business combination. The results of operations for the acquired businesses have been included in our consolidated financial statements since the date of acquisition. We finalized the third-party valuations of the tangible and intangible assets during the second quarter of 2011, and our acquisition accounting is final.
Other Acquisitions.    We also completed an asset acquisition during 2010 as part of our business strategy. In June 2010, we acquired five large-diameter capable coiled tubing units and associated equipment for approximately $12.7 million in cash from Express Energy Services, a privately held oilfield services company.
2009 Acquisitions
Geostream Services Group (“Geostream”).    On September 1, 2009, we acquired an additional 24% interest in Geostream for $16.4 million. This was our second investment in Geostream pursuant to an agreement dated August 26, 2008, as amended. This second investment brought our total investment in Geostream to 50%. Prior to the acquisition of the additional interest, we accounted for our ownership in Geostream as an equity method investment. Upon acquiring the 50% interest, we also obtained majority representation on Geostream’s board of directors and a controlling interest. We accounted for this acquisition as a business combination achieved in stages. The results of Geostream have been included in our consolidated financial statements since the acquisition date, with the portion outside of our control forming a noncontrolling interest.
The acquisition date fair value of the consideration transferred totaled approximately $35.0 million, which consisted of cash consideration in the second investment and the fair value of our previous equity interest. The acquisition date fair value of our previous equity interest was approximately $18.3 million. We recognized a loss of $0.2 million as a result of remeasuring our prior equity interest in Geostream held before the business combination, which is included in the line item “other income, net” in the 2009 consolidated statements of operations.
All of the purchase price allocations for 2009 acquisitions were finalized in 2010 without significant changes.